Exhibit 21.1
List of Subsidiaries of Cowen Group, Inc.
(as of December 31, 2017)

Name of Subsidiary	Jurisdiction
8995 Collins LLC	Delaware
Algo Trading Management Inc.	New Jersey
Algorithmic Trading Management, LLC	Delaware
ATM Execution LLC (f/k/a Cowen Capital LLC)	New York
ATM USA, LLC	Delaware
Cowen 1576 LLC	Delaware
Cowen AB Investment LLC	Delaware
Cowen AC Corp.	Delaware
Cowen AC II Corp.	Delaware
Cowen AC III Corp.	Delaware
Cowen Advisors LLC	Delaware
Cowen Alternative Investments, LLC	Delaware
Cowen and Company (Asia) Limited	Hong Kong
Cowen and Company, LLC	Delaware
Cowen Asia Limited	Hong Kong
Cowen AT Investments LLC	Delaware
Cowen Aviation Finance Holdings Inc.	Delaware
Cowen Aviation Finance Holdings LLC	Delaware
Cowen Aviation Finance LLC	Delaware
Cowen Aviation Management Inc.	Delaware
Cowen AW Investments LLC	Delaware
Cowen Capital Partners II, LLC	Delaware
Cowen CV Acquisition LLC	Delaware
Cowen DR Acquisition Company LLC	Delaware
Cowen Energy Opportunities LLC	Delaware
Cowen Equity Finance Group LLC	Delaware
Cowen Equity Finance LP	Delaware
Cowen Execution Holdco LLC	Delaware
Cowen Execution Services LLC	Delaware
Cowen Execution Services Limited	England
Cowen Solutions LLC	Delaware
Convergex Prime Services LLC	Georgia
Westminster Research Associates LLC	Delaware
Cowen Finance Company LLC	Delaware
Cowen Finance Holdings LLC	Delaware
Cowen Financial Technology LLC	Delaware
Cowen Healthcare Investments II GP LLC	Delaware
Cowen Healthcare Investments II LP	Delaware
Cowen Holdings, Inc.	Delaware
Cowen International Limited	England and Wales
Cowen Investment Advisors LLC (f/k/a Ramius Advisors, LLC)	Delaware
Cowen Investments LLC	Delaware
Cowen Investment Management LLC (f/k/a Ramius LLC)	Delaware
Cowen Trading Strategies LLC (f/k/a Ramius Trading Strategies LLC)	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen Group, Inc.
(as of December 31, 2017)
(continued)

Name of Subsidiary	Jurisdiction
Cowen Investment II LLC	Delaware
Cowen Lagunita Investment LLC	Delaware
Cowen Latitude Capital Group, LLC	Delaware
Cowen NX Investments LLC	Delaware
Cowen OJ Investment LLC	Delaware
Cowen OSP GP Holdings LLC	Delaware
Cowen Overseas Investment LP	Cayman Islands
Cowen PB Holdings LLC	Delaware
Cowen Prime Services LLC (f/k/a Concept Capital Markets)	Delaware
Cowen Prime Services Trading LLC (f/k/a Conifer Securities, LLC)	California
Cowen Private Investments GP LLC	Delaware
Cowen Private Investments LP	Delaware
Cowen Securities LLC	Delaware
Cowen Services Company, LLC	Delaware
Cowen Special Investments LLC	Delaware
Cowen Structured Holdings Inc.	Delaware
Cowen Structured Holdings LLC	Delaware
Cowen Structured Products Specialists, LLC	Delaware
Healthcare Royalty Management, LLC	Delaware
Hollenfels Re SA	Luxembourg
Margate Capital Partners Fund LP	Delaware
Margate Capital Partners Fund Ltd	Delaware
Margate Capital Partners Master Fund Ltd	Delaware
Morish Insurance Company	New York
October LLC	Delaware
Ramius Enterprise Investments Gibraltar Ltd	Gibraltar
Ramius Enterprise Luxembourg Holdco II SARL	Luxembourg
Ramius Enterprise Luxembourg Holdco SARL	Luxembourg
Ramius Enterprise Master Fund Ltd	Cayman Islands
Ramius Gibraltar Solution LLC	Delaware
Ramius Merger Fund LLC	Delaware
Ramius Optimum Investments LLC	Delaware
Ramius UK Limited	England
Ramius V&O Holdings LLC	Delaware
RCG Endeavor LLC	Delaware
RCG Insurance Company	New York
RCG IO Equity S.a.r.l.	Luxembourg
RCG IO Renergys S.a.r.l	Luxembourg
RCG Linkem II LLC	Delaware
RCG Linkem LLC	Delaware
RCG LV Pearl LLC	Delaware
RCG RE Manager LLC	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen Group, Inc.
(as of December 31, 2017)
(continued)

Name of Subsidiary	Jurisdiction
RCG Re S.a.r.l.	Luxembourg
RCG Renergys LLC	Delaware
Silver Strike Capital Inc.	British Columbia
Special Mission Aircraft LLC (f/k/a Lowcountry Trading III, LLC)	Delaware
Surfside Lender LLC	Delaware
TriArtisan Capital Advisors LLC	Delaware
Vianden RCG Re SCA	Luxembourg
Erdos Capital LP	Delaware
Erdos Capital GP LLC	Delaware
Erdos Capital Partners LLC	Delaware
Tomahawk SA LLC	Delaware

The foregoing does not constitute a complete list of all subsidiaries of the registrant. The subsidiaries that have been omitted do not, if considered in the aggregate as a single subsidiary, constitute a “Significant Subsidiary” as defined by the SEC.